Accounts payable and accrued expenses - Summary of Accounts Payable and Accrued Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Disclosure Of Accounts Payable And Accrued Expenses [Abstract]
Trade payables	$ 15,839	$ 14,829
Social charges	5,762	7,428
Profit-sharing	10,643	13,147
Provision for vacation and benefits	6,378	5,935
Others	480	21
Total	39,102	41,360
Current	36,951	39,728
Non-current	$ 2,151	$ 1,632